IMPORTANT NOTICE TO SHAREHOLDERS

EPIPHANY FUNDS

Epiphany FFV Fund Class A shares EPVAX Class C shares EPVCX Class N shares EPVNX	Dana Large Cap Core Fund Class A shares EPCAX Class C shares EPCCX Class N shares EPCNX
Epiphany FFV Strategic Income Fund Class A shares EPIAX Class C shares EPICX Class N shares EPINX	Epiphany FFV Latin America Fund Class A shares ELAAX Class C shares ELACX Class N shares ELANX

Supplement dated November 1, 2012 to the

   Class N Series Prospectus dated March 1, 2012, as updated March 30, 2012, April 20, 2012 and June 22, 2012

   Class A and Class C Series Prospectus dated March 1, 2012, as updated March 30, 2012, April 20, 2012 and June 22, 2012

   Statement of Additional Information dated March 1, 2012, as updated March 12, 2012, March 21, 2012, March 30, 2012, April 20, 2012, May 21, 2012 and June 22, 2012

The Epiphany Funds Trust has appointed Mutual Shareholder Services, LLC as its transfer agent, administrator and fund accounting firm effective November 1, 2012. The change will not affect the status of your account or your investment in the Epiphany Funds (the “Funds”).

THERE IS NO ACTION REQUIRED ON YOUR PART.

All account applications, investment remittances, redemption requests and written correspondence relating to your investment in the Funds should be directed to the following address effective November 1, 2012:

Epiphany Funds

            c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400
Broadview Heights, Ohio 44147

Please call us at 1-800-320-2185 for wire instructions.

    *    *   *    *    *

Please retain this Supplement for future reference.